Exhibit 10.22

EXECUTION COPY

AMENDMENT NO. 1
TO
AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of May 10, 2011, to the Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011 (the “Repurchase Agreement”), by and between KBS GKK Participation Holdings I, LLC (“Seller”) and Goldman Sachs Mortgage Company (“Buyer”).

W I T N E S S E T H :
WHEREAS, Seller and Buyer have previously entered into the Repurchase Agreement; and
WHEREAS, Assignor and Assignee desire to amend the Repurchase Agreement.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
SECTION 1.    Definitions. All capitalized terms used herein and not defined shall have the respective meanings set forth in the Repurchase Agreement.
SECTION 2.    Amendments.
a.Section 2.01. Section 2.01 of the Repurchase Agreement is hereby amended by deleting the definitions of “Guarantor Security Agreement” and “Guarantors” in their entirety and inserting the following text alphabetically in lieu thereof:
““Guarantor Security Agreement” means the Guarantor Pledge and Security Agreement, dated as of April 28, 2011, entered into among Additional Guarantor and Buyer (and to be joined by KBS Acquisition and KBS Acquisition Holdings), as the same may be modified and supplemented and in effect from time to time.”
“Guarantors” shall mean, collectively, the Parent Guarantor, KBS Acquisition, KBS REIT Properties Guarantor, each Debt Yield Guarantor, Additional Guarantor, each KBS Equity Portfolio Guarantor, each KBS Siloed Assets Guarantor, KBS Acquisition Holdings, and each Sub Guarantor, each of them individually, a “Guarantor”.

b.Section 2.01. Section 2.01 of the Repurchase Agreement is hereby amended by inserting the following definitions of “KBS Acquisition Holdings” and “Scheduled Fee Payments” alphabetically in Section 2.01:
““KBS Acquisition Holdings” shall mean KBS Acquisition Holdings, LLC, a Delaware limited liability company, which shall be a wholly-owned subsidiary of KBS GKK Participation Holdings I, LLC.”
““Scheduled Fee Payments” means (i) on the October 2011 Payment Date, Buyer's Pro Rata Share of $1,643,155.06, (ii) on the January 2012 Payment Date, Buyer's Pro Rata Share of $1,142,807.49, (iii) on the April 2012 Payment Date, Buyer's Pro Rata Share of $1,142,807.49, (iv) on the July 2012 Payment Date, Buyer's Pro Rata Share of $1,142,807.49, (v) on the October 2012 Payment Date, Buyer's Pro Rata Share of $1,142,807.49, (vi) on the January 2013 Payment Date, Buyer's Pro Rata Share of $1,142,807.49, and (vii) on the April 2013 Payment Date, Buyer's Pro Rata Share of $1,142,807.49.”
c.Section 4.09. Section 4.09(c)(iv) of the Repurchase Agreement is hereby amended by deleting the text of Section 4.09(c)(iv) in its entirety and inserting the following text in lieu thereof:
“(iv) either (a) the Existing Mortgage Loan Documents (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto) have been refinanced in accordance with Exhibit B-2 set forth in Schedule 6.01(j) hereto and the outstanding indebtedness owed to SL Green under the Senior Loan Agreement has been paid down in full or (b) (i) KBS GKK Participation Holdings I, LLC shall acquire and contribute a portion of the indebtedness under the Existing Mortgage Loan in the amount of $34,439,133 (the “KBS Tranche”) and the Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto) to KBS Acquisition Holdings which shall in turn contribute the KBS Tranche and the Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto) to KBS Acquisition, such that KBS Acquisition shall become the holder of (x) the KBS Tranche and (y) the Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto), $34,439,133.00 of the purchase price therefor to be funded collectively by the Buyer under this Agreement and Citi under the Citi MRA, and the balance of such purchase price to be funded by Parent Guarantor, (ii) the KBS Tranche shall be fully subordinated to the indebtedness held by Goldman and Citicorp North America, Inc. under the Senior Loan Agreement, (iii) KBS Acquisition shall pledge the KBS Tranche and the Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto) to Buyer as additional collateral securing the Repurchase Obligations, (iv) KBS Acquisition shall execute Amendment No. 1 to the Co-Lender Agreement and be considered an “Excluded

Lender” (as such term is defined in the Co-Lender Agreement) for purposes of the Co-Lender Agreement, (v) Seller (or Parent Guarantor) shall have caused KBS Acquisition Holdings to be formed as a Single-Purpose Entity in form satisfactory to Buyer and its counsel, which entity shall be wholly-owned directly by KBS GKK Participation Holdings I, LLC and shall only be permitted to acquire, directly or indirectly, the properties and related assets purchased in the Foreclosures, the KBS Tranche and the Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto); (vi) Seller (or Parent Guarantor) shall have caused KBS Acquisition to be formed as a Single-Purpose Entity in form satisfactory to Buyer and its counsel, which entity shall be wholly-owned directly by KBS Acquisition Holdings and shall only be permitted to acquire, directly or indirectly, the properties and related assets purchased in the Foreclosures, the KBS Tranche and the Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto); (vii) each of KBS Acquisition and KBS Acquisition Holdings shall have become a Guarantor under the Omnibus Guaranty, (viii) each of KBS Acquisition and KBS Acquisition Holdings shall have become a party to the Guarantor Security Agreement, thereby pledging all of its assets to Buyer as security for the Omnibus Guaranty, and (ix) the following documents shall have been delivered to Buyer: (A) any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of Buyer, a perfected, first-priority security interest in all assets of KBS Acquisition and KBS Acquisition Holdings, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if Buyer determines such filings are necessary in its sole good faith discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordings are required to perfect such first-priority security interest, and (B) a good standing certificate and certified copies of the organizational documents for KBS Acquisition and KBS Acquisition Holdings and of all resolutions or other authority for KBS Acquisition and KBS Acquisition Holdings with respect to the execution, delivery and performance of the Transaction Documents to which each of KBS Acquisition and KBS Acquisition Holdings is a party and each other document to be delivered by KBS Acquisition and KBS Acquisition Holdings from time to time in connection herewith (and Buyer may conclusively rely on such certificates until it receives notice in writing from Seller to the contrary).”
Notwithstanding any provision of the Repurchase Agreement or this Amendment to the contrary, Buyer and Seller acknowledge and agree that the acquisition of the KBS Tranche and Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) to the Repurchase Agreement) (including the distribution of funds for acquisition thereof) by KBS Acquisition in a manner consistent with Section 4.09(c)(iv), and the ownership of KBS Acquisition by KBS Acquisition Holdings, which in turn is owned by KBS GKK Participation Holdings I, LLC, are expressly permitted hereunder.
d.Section 4.10. The Repurchase Agreement is hereby amended by inserting the following text as a new Section 4.10:
“Section 4.10. Seller hereby promises to pay to Buyer a fee equal to Buyer's Pro Rata Share of $8,500,000.00 (as provided for in the definition of Scheduled Fee Payments) in consideration of, among other things, Buyer agreeing on the date hereof to provide its consent to the purchase by KBS Acquisition Holdings of the KBS Tranche and the Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) hereto) and to agree to amendments to this Agreement and the other Transaction Documents necessary to consummate such purchase (including without limitation amending the minimum liquidity covenant set forth in Section 9.10), and in anticipation of continuing to negotiate a restructuring agreement and the foreclosures contemplated thereby. Although such fee is fully earned by Buyer as of the date hereof, the fee shall be payable in periodic installments as provided in the definition of Scheduled Fee Payments; provided; however, that upon any prepayment in full of the Repurchase Obligations (except as a result of the repayment in full of the Replacement Obligations through a Replacement Mezz Loan as contemplated in Exhibit A set forth in Schedule 6.01(j) hereto) or the occurrence of an Event of Default, all such Scheduled Fee Payments shall be immediately due and payable in full.”
For the avoidance of doubt, the foregoing fee payment shall be made without duplication of (and shall be credited against amounts owing in respect of) the fees relating to the KBS Tranche and Junior Mezzanine Loan (as such term is defined in Exhibit B-2 set forth in Schedule 6.01(j) to the Repurchase Agreement) as set forth under the heading “Payments to Consenting Holders” in Exhibits A, B-1 and B-2 set forth in Schedule 6.01(j) to the Repurchase Agreement.
e.Section 6.03. Section 6.03 of the Repurchase Agreement is hereby amended by deleting the text “May 10, 2011” from the first sentence of Section 6.03 and inserting the following text in lieu thereof: “May 13, 2011”.
f.Section 6.03. Each of Section 6.03(a), (b), (c), and (e) of the Repurchase Agreement is hereby amended by deleting the text of each such subsection in its entirety and inserting the following text in lieu thereof as a new Section 6.03(a):
“(a)(i) the legal opinion of counsel to KBS Acquisition and KBS Acquisition Holdings as to (among other things) enforceability of all documents executed and delivered by KBS Acquisition and KBS Acquisition Holdings hereunder, required authorizations and consents, no violations of law or regulation, no conflicts, securities law matters, and such other matters as Buyer may reasonably request, reasonably satisfactory in scope and form (and from counsel reasonably satisfactory) to Buyer and its counsel, (ii) a legal opinion of counsel to KBS Acquisition and KBS Acquisition Holdings as to the validity and perfection of the security interests created under the Guarantor Security Agreement, reasonably satisfactory in scope and form to Buyer and its counsel, and (iii) a legal opinion of counsel to KBS Acquisition and KBS Acquisition Holdings as to Delaware state law matters and a Delaware law “authority to file” opinion, each reasonably satisfactory in scope and form to Buyer and its counsel.”
g.Section 6.03. Section 6.03(f) of the Repurchase Agreement is hereby amended by deleting the text of such Section 6.03(f) in its entirety and inserting the following text in lieu thereof:
“Legal Opinions. The legal opinion of counsel to Seller and the Guarantors, as to the exemption from regulation as an “investment company” under the Investment Company Act of Seller and each Guarantor reasonably satisfactory in scope and form (and from counsel reasonably satisfactory) to Buyer and its counsel;”
h.Section 9.01. Section 9.01 of the Repurchase Agreement is hereby amended by deleting the last sentence of Section 9.01 in its entirety and inserting the following text as a new last sentence of Section 9.01 in lieu thereof:
“Anything in this Agreement to the contrary notwithstanding, (w) one hundred percent (100%) of the legal and beneficial membership interest in Seller shall at all times be owned directly or indirectly by Parent Guarantor, and KBS Capital Markets Group LLC and KBS Capital Advisors LLC shall at all times respectively serve as dealer manager and advisor to Parent Guarantor, (x) one hundred percent (100%) of the legal and beneficial membership interest in KBS Acquisition Holdings shall at all times be owned directly by KBS GKK Participation Holdings I, LLC, (y) one hundred percent (100%) of the legal and beneficial membership interest in KBS Acquisition shall at all times be owned directly by KBS Acquisition Holdings, and (z) one hundred percent (100%) of the legal and beneficial membership interest in Additional Guarantor shall at all times be owned directly or indirectly by KBS Debt Holdings, LLC.
i.Section 9.10. Section 9.10 of the Repurchase Agreement is hereby amended by deleting the text of Section 9.10 in its entirety and inserting the following text in lieu thereof:
““Minimum Liquidity. Permit Liquidity Availability at the end of any calendar month (a) during the four-month period following the

Restatement Date (beginning in May 2011) to be less than $9,000,000, and (b) thereafter, to be less than $19,000,000.””
j.Section 10. Section 10(a)(ii) of the Repurchase Agreement is hereby amended by deleting the text of Section 10(a)(ii) in its entirety and inserting the following text in lieu thereof:
“(ii) fail to comply with a Scheduled Amortization Payment or a Scheduled Fee Payment;”
k.Schedule 6.01(j). Each of Exhibit A, Exhibit B-1 and Exhibit B-2 set forth in Schedule 6.01(j) of the Repurchase Agreement is hereby amended by deleting the text under the heading “Payments to Consenting Holders” in its entirety in each such Exhibit and inserting the following text in lieu thereof:
“(i) Any holder of that certain existing junior mezzanine loan in the original principal amount of $99,329,673.13 (the “Junior Mezzanine Loan”) that agrees to support the transactions described in this term sheet, including the Amended Mortgage Loan, if applicable, and agrees not to interfere in any way with the Foreclosures, or (ii) in the event that KBS refinances the Existing Mortgage Loan with a third party lender, any Lender under the Existing Mortgage Loan (in each instance, a “Consenting Holder”), shall receive from KBS as cash consideration, its pro rata share with other Consenting Holders, a fee of $8,500,000.00, which shall be paid to the Lenders in periodic installments as provided in the definition of Scheduled Fee Payments; provided that upon any prepayment in full of the Repurchase Obligations (except as a result of the repayment in full of the Replacement Obligations through a Replacement Mezz Loan as contemplated in Exhibit A) or the occurrence of an Event of Default under the A&R Repurchase Agreements, all such Scheduled Fee Payments shall be immediately due and payable in full.”
SECTION 3.Execution, Delivery and Validity. Each party represents and warrants to the other that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terns.
SECTION 4.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its choice of law doctrine.
SECTION 5.Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 6.Agreement Otherwise Unchanged. Except as herein provided, the Repurchase Agreement shall remain unchanged and in full force and effect, and each reference to the Repurchase Agreement and words of similar import in the Repurchase

Agreement, as amended hereby, shall be a reference to the Repurchase Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

SELLER
KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company
By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager
By:    KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner
By:    /s/ David E. Snyder
Name: David E. Snyder
Chief Financial Officer

In the presence of:
/s/ Authorized Signatory
Signature of Witness
Name: Authorized Signatory
Address: 25 Peach Blossom, Irvine CA 92018
Occupation: Sr. Financial Analyst

[AMENDMENT NO. 1 TO A&R REPURCHASE AGREEMENT (GOLDMAN FACILITY)]

BUYER
GOLDMAN SACHS MORTGAGE
COMPANY,
a New York limited partnership
By:    Goldman Sachs Real Estate Funding
Corp., its general partner

By:    /s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory

[AMENDMENT NO. 1 TO A&R REPURCHASE AGREEMENT (GOLDMAN FACILITY)]